Exhibit 10.90
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 11
to
PURCHASE AGREEMENT NUMBER 04761
between
THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 11 (SA-11), entered into as of November 29, 2022, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to add *** 737-*** Aircraft to the Purchase Agreement (SA-11 Aircraft);
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-11”).
2.Tables.
Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-11”) to reflect the addition of the SA-11 Aircraft to the Purchase Agreement.
UAL-PA-04761         SA-11, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 11 to
Purchase Agreement No. 04761
3.Letter Agreements.
3.a.Letter Agreement No. UAL-PA-04761-LA-1801463R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801463R4 titled “*** Matters” to reflect the addition of the SA-11 Aircraft to the ***.
3.b.Letter Agreement No. UAL-PA-04761-LA-2100718R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100718R3 titled “Special Matters Relating to *** Aircraft” to reflect the *** SA-11 Aircraft to the definition of *** Aircraft.
4.Miscellaneous.
Boeing and Customer agree that *** is owed by Customer as the *** due upon execution of this SA-11, subject to the provisions of Section 3 of Letter Agreement UAL-PA-04761-LA-1801463R4 entitled “***Matters”.
The rest of the page is intentionally blank. Signature page follows

UAL-PA-04761        SA-11, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 11 to
Purchase Agreement No. 04761

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice -President and Chief Financial Officer
Title	Title

UAL-PA-04761        SA-11, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-10 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-11 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine *** and ***
SLP1.	Service Life Policy Components

UAL-PA-04761    Table of Contents, Page 2 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R4	*** Matters	SA-11
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R5	Special Matters – 737 MAX Aircraft	SA-9
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R1	*** for the 737-10 Aircraft	SA-7
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-1807022R6	*** Aircraft – 737-***	SA-10 SA-8 §4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8 §4.1
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761-LA-1900347	737-***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100718R3	Special Matters Relating to *** Aircraft	SA-11
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-9
UAL-PA-04761-LA-2104314	*** for Certain 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2104366	*** for 737-*** Aircraft with ***	SA-9
UAL-PA-04761-LA-2104367	*** for 737-***Previously Configured Aircraft ***	SA-9
UAL-PA-04761-LA-2105142	Certain Special Matters for the 737-*** Aircraft	SA-9
UAL-PA-04761    Table of Contents, Page 4 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-2105143	Open Matters Relating to *** Model 737-*** Aircraft	SA-9

UAL-PA-04761    Table of Contents, Page 5 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 30, 2021
UAL-PA-04761    Table of Contents, Page 6 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .June 30, 2022
Supplemental Agreement No. 11 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .November 29, 2022

UAL-PA-04761    Table of Contents, Page 7 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761 *** 737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:		737-***	*** pounds		Detail Specification:			***	2Q22 External Fcst
	Engine Model/Thrust:		***	*** pounds		Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:			***		Engine Price Base Year/*** Formula:			***	***
	*** Features:			***
	Sub-Total of Airframe and Features:			***		Airframe *** Data:
	Engine Price (Per Aircraft):			***		Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):			***		Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:			***
	Seller Purchased Equipment (SPE) Estimate:			***

	Deposit per Aircraft:			***

	Target Delivery Date&	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery ****	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***
* ***
& - ***
Note: Serial Numbers above are provided as guidance only and ***.
^ - ***
+ - ***
UAL-PA-04761    Table of Contents, Page 8 of 5     SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801463R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
References:    1)    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801463R3 dated June 27, 2021.
The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.***
2.***
3.***
3.a***
3.bIf for any reason, any Table 1 to the *** is amended, including but not limited, to change the: ***. Any corresponding amendment to this Letter Agreement will be made in a manner consistent with the terms and conditions associated with the Initial Aircraft.
4.***
5.Re-Allocation of ***.
5.a***
5.b***
6.***
In addition to applicability to ***, the provisions of Section 2 herein shall apply to the ***.
UAL-PA-04761-LA-1801463R4    SA-11
*** Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

7.*** Rights.
7.aCustomer agrees that ***.
7.bIn the event Boeing *** to Boeing pursuant to Section 7.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.
7.cFor all purposes of this Section 7, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
8.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
9.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R4    SA-11
*** Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 29, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R4    SA-11
*** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100718R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Certain Special Matters for the *** Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2100718R2 dated June 30, 2022.
1.Definitions.
*** Aircraft shall be comprised of each of the following Aircraft:
(1)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and Advance Payments” as of the date of this Letter Agreement (each *** 737-*** Aircraft);
(2)each of the *** 737-*** Aircraft specified in Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each *** 737-*** Aircraft);
(3)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (*** 737-*** Aircraft);
(4)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price ***” as of the date of this Letter Agreement (each *** 737-*** Aircraft); and
(5)each 737-*** aircraft resulting from Customer’s *** in any of the *** 737-*** Aircraft scheduled for delivery in *** pursuant to Letter Agreement LA-1807022R6, including successors thereof, titled “*** Aircraft – 737-***” shall be an *** 737-*** Aircraft).
2.*** for the *** 737-*** Aircraft.
In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R4, including successors thereof, titled “Special Matters - MAX Aircraft” (MAX Special Matters Letter), at the time of delivery Boeing shall ***.
3.Special Provisions for the *** 737-*** Aircraft.
3.aIn addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft will be eligible for the *** provided in this Section 3.
UAL-PA-04761-LA-2100718R3    SA-11
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.bCustomer has requested *** from Boeing on the ***.
3.cIn response to Customer’s requests ***.
3.dAs specified in Section 3.3, Customer shall purchase *** Aircraft specified in Attachment A to this Letter Agreement ***.

***
4.***
5.***
***
5.a*** 737-*** Aircraft. At the time of delivery of each *** 737-*** Aircraft, in addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, Boeing shall ***.
5.b*** 737-*** Aircraft.
5.2.iIn addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft is eligible for the following ***:
5.2.1.1 ***
6.***
7.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
8.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100718R3    SA-11
Certain Special Matters for the *** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 29, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2100718R3    SA-11
Certain Special Matters for the *** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A

Aircraft Eligible for Section 3.4 ***

The Aircraft in the table below are eligible for Section 4 *** in accordance with the terms and conditions .of Section 3.4 of this Letter Agreement.

	***	***	***	***	***
***	***			***	***

UAL-PA-04761-LA-2100718R3        SA-11
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY